UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only
                    (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
I-many, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

I-MANY, INC.
399 Thornall Street
Edison, New Jersey 08837

April 10, 2006

To the Stockholders of I-many, Inc.:

We cordially invite you to attend the 2006 Annual Meeting of Stockholders of I-many, Inc. to be held on Thursday, May 25, 2006 at I-many’s headquarters, 399 Thornall Street, 12th Floor, Edison, NJ 08837. The meeting will begin promptly at 10:00 a.m., local time. We hope that it will be possible for you to attend.

The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your continued support and interest in I-many, Inc.

Sincerely,

John A. Rade
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2006
ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
PROPOSAL 2 SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS

I-MANY, INC.
399 Thornall Street
Edison, New Jersey 08837

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 25, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of I-many, Inc. will be held on May 25, 2006, at 10:00 a.m., local time, at I-many’s headquarters, 399 Thornall Street, 12th Floor, Edison, NJ 08837, for the following purposes:

1. To elect seven directors to hold office until the 2007 Annual Meeting of Stockholders;

2. To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP for the year ending December 31, 2006 as the independent registered public accounting firm for I-many, Inc.; and

3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only the holders of record of common stock of I-many, Inc. at the close of business on April 2, 2006 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 2, 2006 will be available, during ordinary business hours, for 10 days prior to the meeting date for examination by any stockholder, his or her agent, or his or her attorney.

Your attention is directed to the Proxy Statement provided with this Notice.

By Order of the Board of Directors,

John A. Rade
President and Chief Executive Officer

April 10, 2006
Edison, New Jersey

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

I-MANY, INC.
399 Thornall Street
Edison, New Jersey 08837

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD MAY 25, 2006

The 2006 Annual Meeting of Stockholders of I-many, Inc. will be held on Thursday, May 25, 2006 at I-many’s headquarters, 399 Thornall Street, 12th Floor, Edison, NJ 08837, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our Board of Directors. This Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about April 10, 2006.

ABOUT THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving a Proxy Statement and proxy card because you own shares of common stock in I-many, Inc. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint John A. Rade and Robert G. Schwartz, Jr. as your representatives at the meeting. Messrs. Rade and Schwartz will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Rade and Schwartz will vote your shares in accordance with their best judgment.

What am I voting on?

You are being asked to vote on (1) the election of seven directors and (2) the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

Who is entitled to vote?

Only stockholders of record as of the close of business on April 2, 2006 are entitled to vote. This is referred to as the “Record Date.” Each share of common stock is entitled to one vote.

How do I vote?

You may vote by mail.  You do this by signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the named nominees for directors and FOR ratification of the appointment of the independent registered public accounting firm.

You may vote in person at the meeting.  Written ballots will be given to stockholders of record who want to vote at the meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

If you hold your shares in street name, the bank or brokerage firm that is the record owner of your shares may offer you alternative ways to vote, including over the Internet or via a telephone.

How many votes do you need to hold the meeting?

Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

As of April 2, 2006, 47,373,559 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the Record Date, equal to 23,686,780 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	sending written notice to our Corporate Secretary at 399 Thornall Street, 12th Floor, Edison, NJ 08837 stating that you want to revoke your proxy;

•	signing another proxy with a later date and delivering it to the Corporate Secretary at the address above or at the meeting; or

•	voting in person at the meeting.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and you do not vote them in person or by proxy, your shares will not be voted. If your shares are held in street name, the bank or brokerage firm that is the record owner of your shares may vote your shares under certain circumstances. These circumstances include certain routine matters, such as the election of directors. Therefore, if you do not vote your proxy in accordance with the instructions provided to you by the bank or brokerage firm, it may either vote your shares on routine matters or leave your shares unvoted.

A bank or brokerage firm cannot vote customers’ shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes must the nominees for election as directors receive to be elected?

The seven nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality. If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than seven nominees.

How many votes must the ratification of the selection of the independent registered public accounting firm receive to pass?

The ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and voting on the matter.

How will votes be counted?

Election of Directors.  You may vote “FOR” or you may “WITHHOLD AUTHORITY” to vote for each nominee. A properly executed proxy marked “WITHHOLD AUTHORITY” will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the “FOR” box and striking a line through the name of the nominee. Your shares will be voted for the remaining nominees.

Ratification of the Selection of Independent Registered Public Accounting Firm.  You may vote “FOR” or “AGAINST” the ratification of the selection of the independent registered public accounting firm, or you may “ABSTAIN” from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent registered public accounting firm requires a vote “FOR” such ratification by a majority of shares voting, abstentions and broker non-votes will have no effect on the outcome of voting on such matter. If you sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” the ratification of the selection of the independent registered public accounting firm.

All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

Yes. Only the inspector of elections, the Board of Directors and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2006. That report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (207) 774-3244, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC’s EDGAR system at www.sec.gov.

PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The Nominating and Corporate Governance Committee of the Board of Directors has recommended for nomination, and the Board of Directors has nominated, Reynolds C. Bish, Yorgen H. Edholm, Steven L. Fingerhood, Murray B. Low, Mark R. Mitchell, Karl E. Newkirk and John A. Rade to stand for re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve a one-year term until his or her successor is elected and qualified at the 2007 Annual Meeting of Stockholders.

Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director.

However, if at the time of the annual meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than seven directors.

The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information.

REYNOLDS C. BISH, age 53, has served as a director since February 2006. Mr. Bish is the President and General Manager of EMC Captiva, a business unit in the Enterprise Software Group of EMC Corp., and a Vice President in the Enterprise Software Group. From 1989 until 2005, Mr. Bish served as CEO and a Director of Captiva Software Corporation, an enterprise software corporation that was quoted on Nasdaq until its acquisition by EMC Corp. in December 2005. Mr. Bish has served in various capacities in public and venture-backed technology companies, including service as a chief executive officer and a chief financial officer, and worked for three years as a Certified Public Accountant at Price Waterhouse. Mr. Bish holds a B.S. in Business Administration from Pennsylvania State University. The Nominating and Corporate Governance Committee learned of Mr. Bish through the efforts of an executive search firm hired by the Company to assist with the ongoing search for a permanent Chief Executive Officer.

YORGEN H. EDHOLM, age 50, has served as a director since July 2005 and served as our Acting President and Chief Executive Officer between August 2005 and February 2006. Mr. Edholm is currently the President and CEO of Accellion, Inc. a privately-held developer of Secure File Transfer solutions headquartered in Palo Alto, California. Prior to joining Accellion in August 2003, Mr. Edholm was President and CEO of DecisionPoint Applications, an analytical applications company. From 1989 to January 2001, Mr. Edholm served as a co-founder of Brio Software. Mr. Edholm earned an MBA from the Stockholm School of Economics and a Masters in Engineering Physics from the Royal Institute of Technology in Stockholm.

STEVEN L. FINGERHOOD, age 47, has served as a director since July 2005. Mr. Fingerhood is a co-founder and manager of ZF Partners, LP, a private investment partnership that invests in technology and technology-enabled service companies, including I-many. Before co-founding ZF Partners in 2003, he founded Zero Gravity Technologies Corp. in 2000, which developed document security solutions, and served as its Chairman and CEO until its sale to InterTrust Technologies Corporation in 2001, where he served as Senior Vice President until 2003. Prior to that, he founded and led Direct Language Communications, Inc., a leading provider of localization services to the technology industry. Mr. Fingerhood holds an AB in Economics from Harvard College and a J.D. from Harvard Law School.

MURRAY B. LOW, age 53, has served as a director since October 2000. Dr. Low has been a professor at Columbia Business School since 1990. Professor Low also has been Associate Professor and Executive Director of the Eugene M. Lang Center for Entrepreneurship at Columbia Business School since it was established in July 2000. Since January 1996, he also has been president of Low & Associates, a consulting firm. Professor Low received a Ph.D. in Entrepreneurial Management from the University of Pennsylvania.

MARK R. MITCHELL, age 44, has served as a director since July 2005. Mr. Mitchell is a Managing Director of Ramius Capital Group, L.L.C., a private investment management firm, a position he has held since 1999. He is also a member of the board of directors of CPI Corporation, an NYSE-listed company. Mr. Mitchell has over 22 years of investment management experience and currently heads Ramius’ Merger Arbitrage business and co-heads Ramius’ Opportunistic Value Investing business. Mr. Mitchell holds a BS in Economics from the University of Pennsylvania, Wharton School of Business, and an MBA from New York University, Stern School of Business.

KARL E. NEWKIRK, age 65, has served as a director since February 2002. Mr. Newkirk was a partner at Accenture LLP (formerly Andersen Consulting) from 1972 through December 2001. He is currently a member of the board of directors of Ariba Inc., a publicly-traded company. Mr. Newkirk graduated from Case Institute of Technology with a degree in Industrial Engineering and subsequently received his M.B.A. from Case Western Reserve University.

JOHN A. RADE, age 71, has served as a director since July 2005, as Chairman of the Board since August 8, 2005, and as our Acting President and Chief Executive Officer since February 15, 2006. Mr. Rade was the President and CEO of AXS-One, Inc., formerly Computron Software, Inc., a publicly-traded software company, from 1997 until his retirement in 2004. Before joining Computron, he managed the pharmaceutical industry practice for American Management Systems, Inc., a management consulting and information technology company. He is a founder of S-Cubed, Inc., a developer and marketer of advanced software development tools. Mr. Rade’s career in software and information technology includes international management postings, spans several decades and includes leadership roles in other software development companies, management consulting and industrial automation. Mr. Rade holds a BS in Physics from John Carroll University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

Meetings of the Board of Directors

During 2005, the Board of Directors held 14 meetings and acted twice by unanimous written consent. Each of the nominees who was a member of the Board of Directors of the Company during 2005 attended at least 75% of the total number of Board meetings and meetings of the committee(s) on which he served in 2005.

Committees of the Board of Directors

Audit Committee.  I-many has a standing Audit Committee, which consisted of Messrs. Rade, Mitchell and Newkirk until Mr. Rade was elected Acting Chief Executive Officer in February 2006, and currently consists of Messrs. Bish, Mitchell and Newkirk. The principal functions of the Audit Committee are to appoint, evaluate, retain and, when necessary, terminate the engagement of our independent registered public accounting firm, to review and approve any major accounting policy changes affecting our operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to pre-approve audit services and non-audit activities performed by the independent registered public accounting firm, to ensure that the registered public accounting firm is in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities of the employees of I-many, and to exercise all other responsibilities required of it by the Sarbanes-Oxley Act of 2002 and its enabling rules. The Audit Committee held six meetings during 2005. The Audit Committee operates under a written charter. In January 2006, the Board of Directors reviewed the Audit Committee charter and approved certain technical amendments. A copy of the revised Audit Committee charter has been filed an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and is also attached as an appendix to this Proxy Statement.

The Board of Directors has determined that each member of the Audit Committee is “independent,” as that term is used in the applicable rules of the Nasdaq Stock Market and in Item 7(d)(3)(iv) of Schedule 14A and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and that at least one member meets the financial sophistication standard set forth under the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Bish qualifies as an “audit committee financial expert,” as that term is defined in Item 401(h) of the Securities and Exchange Commission’s Regulation S-K, and that Mr. Rade would so qualify if he were independent. The Board of Directors has also determined that all of its members are financially sophisticated and have an understanding of generally accepted accounting principles and financial statements.

Compensation Committee.  The Board of Directors has established a standing Compensation Committee consisting of Messrs. Fingerhood, Mitchell and Newkirk. The Compensation Committee is responsible for:

•	setting the compensation of the Chief Executive Officer;

•	approving the compensation of other officers and key employees; and

•	administering the issuance of stock options and other equity-based awards under the Company’s stock incentive plans to the Company’s officers and other employees.

In 2005, the Compensation Committee held five meetings and acted once by unanimous written consent.

Committee for Limited Stock Option Grants.  The Board of Directors has established a Committee for Limited Stock Option Grants, consisting of Kevin M. Harris, the Company’s Chief Financial Officer. This committee is authorized to grant stock options under the Company’s stock option plans to employees who are not executive officers, except that the committee may not grant options for more than 30,000 shares of common stock to any single employee in any 12-month period. The Committee for Limited Stock Option Grants acted 37 times by unanimous written consent in 2005.

Nominating and Corporate Governance Committee.  The Company has established a standing Nominating and Corporate Governance Committee, consisting of Messrs. Low and Fingerhood. Its functions include considering and nominating individuals for election to the Board of Directors, recommending committee assignments to the Board of Directors, and overseeing the Company’s corporate governance initiatives and compliance. The members of the Nominating and Corporate Governance Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. This committee held two meetings in 2005 and one meeting in 2006 prior to distribution of this Proxy Statement. The Nominating and Corporate Governance Committee operates under a written charter. A copy of this charter was included as an appendix to the Company’s proxy statement for the 2005 annual meeting of stockholders. The Nominating and Corporate Governance Committee charter is not currently available on our website.

As of the date of this Proxy Statement, the Nominating and Corporate Governance Committee did not have a formal policy with regard to the consideration of director candidates recommended by stockholders. The Board of Directors does not feel a formal policy is necessary, since the Nominating and Corporate Governance Committee will consider director nominees recommended by its stockholders on the same basis as nominees recommended by committee members. The names and qualifications of such nominees should be addressed to:

Nominating and Corporate Governance Committee
c/o General Counsel
I-many, Inc.
399 Thornall Street, 12th Floor
Edison, NJ 08837
(207) 774-3244

No stockholder has submitted names of director nominees for consideration at the Annual Meeting.

Communications with the Board of Directors

The Board of Directors does not have a formal process with regard to stockholder communications to the Board of Directors. The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other Directors as he or they consider appropriate.

Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to:

Board of Directors
c/o General Counsel
I-many, Inc.
399 Thornall Street, 12th Floor
Edison, NJ 08837
(207) 774-3244

All communications so received will be disseminated to the Board of Directors.

The Company does not have a policy regarding director attendance at its Annual Meetings of Stockholders. At the Company’s 2005 Annual Meeting of Stockholders, six members of the Board were in attendance.

Executive Officers

The following list sets forth the names and certain biographical information regarding the executive officers of the Company.

JOHN A. RADE, age 71, has served as a director since July 2005, as Chairman of the Board of Directors since August 2005 and as Acting President and Chief Executive Officer since February 15, 2006. Mr. Rade’s biographical background is described above under “Director Nominees.”

KEVIN M. HARRIS, age 43, has served as I-many’s Chief Financial Officer since June 2003. From January 2001 to April 2003, Mr. Harris served as division controller for Hewlett Packard’s middleware division. From March 2000 to January 2001, Mr. Harris served as the corporate controller for Bluestone Software. From October 1998 to December 1999, Mr. Harris worked for Marketing Specialists, a food sales and marketing organization, as executive vice president of their mid-Atlantic division. From November 1996 to October 1998, Mr. Harris worked for Rogers-American Company, a food sales and marketing organization, as vice president/general manager of their Philadelphia office. Mr. Harris holds B.S. and M.B.A. degrees from Drexel University.

KIRK KRAPPÉ, age 44, has served as I-many’s Executive Vice President of Worldwide Markets since June 2004. From February 2004 to June 2004, Mr. Krappé served as vice president of product marketing at BEA Systems, a publicly-traded infrastructure software company. From June 2001 to August 2003, Mr. Krappé served as chief executive officer and president of Nextance, Inc. a private contract management software company. From May 1999 to June 2001, Mr. Krappé served as a senior vice president of markets at Corio, a publicly-traded application hosting company. Mr. Krappé received his MBA from INSEAD in Fontainebleau, France and a B.Eng. from Queen Mary College, University of London.

ROBERT G. SCHWARTZ, JR., age 40, has served as I-many’s Vice President, General Counsel and Secretary since September 2001. From April 2000 through August 2001, Mr. Schwartz was vice president, general counsel, secretary and a director of Emptoris, Inc., a developer of strategic sourcing software. From September 1999 through April 2000, Mr. Schwartz served as assistant general counsel of Cambridge Technology Partners, a publicly-held software integration services provider. From February 1997 through August 1999, Mr. Schwartz served as vice president, general counsel and secretary of Astea International Inc., a publicly-held developer of customer relationship management software. Mr. Schwartz holds a B.A. from Amherst College and a J.D. from Harvard Law School.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of April 2, 2006 by:

•	each shareholder that we know is the beneficial owner of more than 5% of our common stock;

•	each of our directors and nominees for director;

•	each executive officer named in the Summary Compensation Table; and

•	all directors and executive officers as a group.

Information with respect to “beneficial ownership” shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 47,373,559 shares outstanding as of April 2, 2006 plus all common stock issuable on exercise of options (whether or not in-the-money) within 60 days of that date held by the particular beneficial owner (“Presently Exercisable Options”). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of each beneficial owner is c/o I-many, Inc., 399 Thornall Street, 12th Floor, Edison, NJ 08837.

	Shares	Percentage
	Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned

Five Percent Owners:
Ramius Capital Group, L.L.C.(1)	6,128,199	12.9%
666 Fifth Avenue, 26th Floor
New York, NY 10017
Diker Management, L.L.C.(2)	6,128,199	12.9%
745 Fifth Ave., Suite 1409
New York, NY 10151
ZF Partners, LP(3)	3,156,000	6.7%
One Ferry Building, Suite 255
San Francisco, CA 94111
TowerView LLC(4)	2,850,000	6.0%
500 Park Avenue
New York, NY 10022
Banque Carnegie Luxembourg S.A.(5)	2,614,800	5.5%
Centre Europe
5, Place de la Gare
L-1616 Luxembourg
Non-Employee Directors:
Reynolds C. Bish	20,000	*
Yorgen H. Edholm	72,500	*
Steven L. Fingerhood(6)	3,164,572	6.7%
Murray B. Low(7)	186,727	*
Mark R. Mitchell(8)	58,572	*
Karl E. Newkirk(9)	174,811	*
Executive Officers:
John A. Rade(10)	50,572	*
Kevin M. Harris(11)	392,066	*
Kirk Krappé(12)	62,500	*
Robert G. Schwartz, Jr.(13)	348,330	*
All executive officers and directors as a group (10 people)(14)	4,530,650	9.4%

*	Indicates less than one percent of the outstanding common stock.

(1)	Reported by the investor on Schedule 13D/A filed with the SEC on August 23, 2005. Ramius Capital Group, L.L.C. (“Ramius Capital”) is (a) the investment manager of each of RCG Ambrose Master Fund, Ltd. (“Ambrose”) and RCG Halifax Fund, Ltd. (“Halifax”), (b) the managing member of Ramius Securities, L.L.C. (“Ramius Securities”) and (c) the sole member of Admiral Advisors, LLC, which is the managing member of each of Starboard Value and Opportunity Fund, LLC (“Starboard”) and Parche, LLC (“Parche”). As a result, Ramius Capital may be deemed the beneficial owner of (i) 2,841,324 shares of Common Stock owned by Ambrose, (ii) 478,101 shares of Common Stock owned by Halifax, (iii) 817,696 shares of Common Stock owned by Ramius Securities, (iv) 1,672,506 shares of Common Stock owned by Starboard and (v) 318,572 shares of Common Stock owned by Parche. Ramius Capital disclaims beneficial ownership of the shares of Common Stock held by the above-referenced entities. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S & Co., L.L.C., the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares. Excludes shares owned directly by Mark R. Mitchell (see Note 8).

(2)	Reported by the investor on Schedule 13G filed with the SEC on February 14, 2006. Consists of 73,500 shares indirectly held by the investor in its capacity as the Registered Investment Adviser of certain managed accounts and partnerships, as set forth on Form 4. Pursuant to Schedule 13G it also consists of shares for which the investor claims shared voting and dispositive power as the investment manager of Diker Value-Tech Fund, LP, Diker Value-Tech QP Fund, LP, Diker Micro & Small Cap Fund, LP, Diker M&S Cap Master Fund, Ltd. and the investment adviser of separately managed accounts.

(3)	Reported by the investor on Schedule 13D filed with the SEC on April 25, 2005 and Form 4 filed on August 22, 2005. Voting and dispositive power of all 3,156,000 shares is shared with ZF Ventures, L.L.C., EGI-Fund (02-04) Investors, L.L.C., and SLF Partners, LLC.

(4)	Reported by the investor on Schedule 13G filed with the SEC on January 18, 2006.

(5)	Reported by the investor on Schedule 13G filed with the SEC on February 17, 2006. Voting and dispositive powers are shared with Carnegie Fund Management Company S.A., Carnegie Investment Bank AB and D. Carnegie & Co. AB.

(6)	Consists of 8,572 shares of unvested restricted stock held by Mr. Fingerhood and 3,156,000 shares held by ZF Partners, LP (See Note 3), of which Mr. Fingerhood is a co-founder and manager.

(7)	Consists of (a) 145,834 shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006 and (b) 40,893 shares of common stock, including 8,572 shares of unvested restricted common stock.

(8)	Consists of 58,572 shares of common stock, including 8,572 shares of unvested restricted common stock. Mr. Mitchell disclaims beneficial ownership of the shares held by Ramius Capital Group, L.L.C. (see Note 1), of which he is a Managing Director.

(9)	Consists of (a) 120,834 shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006 and (b) 53,977 shares of common stock, including 8,572 shares of unvested restricted common stock.

(10)	Consists of 50,572 shares of common stock, including 8,572 shares of unvested restricted common stock.

(11)	Consists of (a) 312,066 shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006 and (b) 80,000 shares of unvested restricted common stock.

(12)	Consists entirely of shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006.

(13)	Consists of (a) 343,330 shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006 and (b) 5,000 shares of common stock.

(14)	Consists of (a) 984,564 shares issuable upon exercise of options exercisable within the 60-day period after April 2, 2006 and (b) 3,546,086 shares of common stock, including 122,860 shares of unvested restricted common stock.

Executive Compensation and Related Information

The following table sets forth the total compensation paid by I-many for services rendered by A. Leigh Powell, our former Chief Executive Officer, who served in such capacity until his resignation on August 8, 2005; Yorgen H. Edholm, our former Acting Chief Executive Officer, who served in such capacity from August 8, 2005 until February 15, 2006; our three other executive officers who were serving as executive officers as of December 31, 2005; and Terrence M. Nicholson, our former Chief Operating Officer, who served in such capacity until his resignation on August 8, 2005 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

								Long-Term
								Compensation
		Annual Compensation						Securities
						Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)		Compensation ($)		Options (#)	Compensation ($)

Yorgen H. Edholm	2005	$91,346	(1)	$85,000	(2)	—		—	—
President and Chief Executive Officer
As of December 31, 2005
Kevin M. Harris	2005	$174,615		$61,725	(2)	—		—	$6,000	(3)
Chief Financial Officer	2004	$164,423		$68,500	(4)	—		—	$6,000	(3)
	2003	$77,884	(1)	$785	(5)	$1,927	(6)	372,066	$3,230	(3)
Kirk Krappé	2005	$200,000		$93,118	(2)	—		—	$6,000	(3)
Executive Vice President,	2004	$100,000	(1)	$69,146	(4)(7)	—		250,000	$3,000	(3)
Worldwide Markets
Robert G. Schwartz, Jr.	2005	$161,538		$44,550	(2)	—		—	$6,000	(3)
Vice President and General Counsel	2004	$149,808		$43,125	(4)	—		—	$5,077	(3)
	2003	$145,000		$24,550	(5)	$2,440	(6)	311,330	—
A. Leigh Powell,	2005	$150,000		$46,500	(2)	—		—	$199,808	(8)
Former Chairman, President and	2004	$250,000		$197,500	(4)	—		—	$7,880	(3)
Chief Executive Officer	2003	$250,000		$143,728	(5)	$4,066	(6)	536,776	$6,461	(3)
Terrence M. Nicholson,	2005	$137,400		$39,060	(2)	—		—	$122,600	(9)
Former Chief Operating Officer	2004	$200,000		$148,000	(4)	—		—	$5,769	(3)
	2003	$200,000		$133,082	(5)	$5,580	(6)	429,421	$6,461	(3)

(1)	Reflects partial year of earnings during first year of employment.

(2)	Consists of bonus for 2005 performance, whether paid in 2006 or 2005.

(3)	Consists of car allowance.

(4)	Consists of bonus for 2004 performance, whether paid in 2005 or 2004.

(5)	Consists of bonus for 2003 performance.

(6)	Consists of Company contributions to 401(k) Plan, a program discontinued in 2003.

(7)	Represents sales commissions and draws against sales commissions.

(8)	Consists of (a) $100,000 in salary continuation payments after Mr. Powell’s employment ended August 8, 2005, in accordance with his employment agreement; (b) a lump-sum payment of $95,885 for accrued but unused vacation time upon the termination of Mr. Powell’s employment, in accordance with his employment agreement, and (c) $3,923 in car allowance payments, of which $1,569 was paid after Mr. Powell’s employment ended, in accordance with his employment agreement.

(9)	Consists of (a) $91,600 in salary continuation payments after Mr. Nicholson’s employment ended August 8, 2005, in accordance with his employment agreement; (b) a lump-sum severance payment of $25,000, and (c) $6,000 in car allowance payments, of which $2,400 was paid after Mr. Nicholson’s employment ended, in accordance with his employment agreement.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted during the fiscal year ended December 31, 2005 to each of the Named Executive Officers, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation from date of grant of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of our future stock price. Actual gain, if any, on stock options that are exercised will depend on the future performance of our common stock. The options expire on the earlier of 10 years from the date of grant or three months after termination of employment.

	Individual Grants				Potential Realizable
	Number of	Percent of Total			Value at Assumed
	Securities	Options	Exercise		Annual Rates of Stock
	Underlying	Granted to	Price		Price Appreciation
	Options	Employees in Fiscal	per Share	Expiration	for Option Term
Name	Granted (#)	Year(1)	($/Sh)	Date	5% ($)	10% ($)

Yorgen H. Edholm(2)	62,500	4.1%	$1.70	7/1/2015	$66,820	$169,331
Kevin M. Harris	—	—	—	—	—	—
Kirk Krappé	—	—	—	—	—	—
Robert G. Schwartz, Jr.	—	—	—	—	—	—
A. Leigh Powell	—	—	—	—	—	—
Terrence M. Nicholson	—	—	—	—	—	—

(1)	The percentage of total options granted to employees during the fiscal year ended December 31, 2005 is based upon options to purchase an aggregate of 1,519,912 shares of common stock granted under our option plans.

(2)	The option becomes exercisable as to 33% of the underlying shares upon the first anniversary of the date of grant and an additional 33% per year thereafter. This option relates to Mr. Edholm’s election to, and service on, the Board of Directors.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The following table provides information concerning the exercise of options to purchase common stock by our Named Executive Officers during fiscal 2005 and the number and value of unexercised stock options held by these executive officers as of December 31, 2005. The value of unexercised in-the-money options is based on a per share market value of $1.40, the closing price of our stock at December 31, 2005, as reported by the Nasdaq National Market, less the applicable per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

				Number of Shares Underlying		Value of Unexercised
	Shares		Value	Unexercised Options		In-the-Money Options
	Acquired on		Realized	at December 31, 2005 (#)		at December 31, 2005 ($)
Name	Exercise (#)		($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Yorgen H. Edholm	—		—	—	62,500	—	—
Kevin M. Harris	35,000	(1)	$46,246	312,066	25,000	$339,339	$750
Kirk Krappé	—		—	62,500	187,500	$10,000	$30,000
Robert G. Schwartz, Jr.	32,000	(1)	$42,255	343,330	3,000	$324,574	$900
A. Leigh Powell	593,775	(2)	$631,697	—	—	—	—
Terrence M. Nicholson	446,921	(2)	$514,518	—	—	—	—

(1)	All sales of shares upon exercise were made pursuant to written plans under the Securities and Exchange Commission’s Rule 10b5-1(c) to exercise and sell specified numbers of option shares according to pre-determined formulas.

(2)	Sales of shares upon exercise were made either (a) pursuant to written plans under the Securities and Exchange Commission’s Rule 10b5-1(c) to exercise and sell specified numbers of option shares according to pre-determined formulas or (b) following termination of employment.

Employment Contracts and Termination of Employment and Change of Control Arrangements

JOHN A. RADE.  Mr. Rade does not currently have an employment agreement with the Company or a bonus program. He is currently receiving a base salary of $250,000 per annum.

KEVIN M. HARRIS.  In June 2003, we entered into an employment agreement with Mr. Harris, our Chief Financial Officer, which was amended in January 2006. Under the agreement, which provides that Mr. Harris is employed on an “at will” basis, he now receives a base salary of $190,000 per year. During the term of his employment, Mr. Harris will participate in a performance-based bonus program, the terms of which are determined annually by the Compensation Committee. Mr. Harris is entitled to severance pay equal to twelve months of his base salary if his employment is terminated or the conditions of his employment are materially reduced, other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, or the involuntary termination of Mr. Harris’s employment without cause, 100% of his then unvested options and restricted stock will vest.

KIRK KRAPPÉ.  In June 2004 we entered into an employment agreement with Mr. Krappé, our Executive Vice President, Worldwide Markets. Under the agreement, which provides that Mr. Krappé is employed on an “at will” basis, he receives a base salary of $200,000 per year. During the term of his employment, Mr. Krappé will participate in a quota-based commission program, the terms of which are determined annually by the Compensation Committee. Mr. Krappé is entitled to severance pay equal to six months of his base salary and draw if his employment is terminated or the conditions of his employment are materially reduced, other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest, and the remaining unvested options will vest if his employment is terminated or his compensation is reduced during the following 12 months.

ROBERT G. SCHWARTZ, JR.  Under a severance agreement entered into in April 2006, Mr. Schwartz is entitled to severance pay equal to six months of his base salary if his employment is terminated or the conditions of his employment are materially reduced, other than for cause. In addition, by resolution of I-many’s Board of Directors, if Mr. Schwartz’s employment is terminated or its terms substantially altered within six months of a change of control of I-many or a sale of substantially all of its assets, 50% of his then unvested options will vest.

Compensation of Directors

Our non-employee directors receive compensation in a combination of cash, stock options and restricted stock. They receive:

•	a $2,500 retainer per calendar quarter in cash

•	a one-time grant of an option to purchase 62,500 shares of common stock, granted on the date of election to the Board of Directors (vesting in three equal annual installments beginning on the first anniversary of the option grant date). The exercise price of all options will be the fair market value of I-many’s common stock on the date of grant, and the term of each option may not exceed ten years

•	an option to purchase 25,000 shares of common stock, granted on the date of each annual meeting of stockholders (vesting in three equal annual installments beginning on the first anniversary of the option grant date). The exercise price of all options will be the fair market value of I-many’s common stock on the date of grant, and the term of each option may not exceed ten years

  and

•	a grant of restricted stock on each January 2 (or January 3 if January 2 is a Company holiday) on which such person is a member of the Board, which the Company may repurchase for par value if the director’s service ends before the grant vests. These shares vest if the director remains in the Company’s service through the announcement of full-year financial results for the year of grant (that is, approximately 13 months later). The number of shares granted is determined by dividing $12,000 by the closing market price of I-many’s common stock on the last trading day before the grant date (December 31, 2005 for the January 3, 2006 award).

In addition, Mr. Rade is entitled to receive a supplemental fee of $100,000 per annum for serving as Chairman of the Board, although this additional compensation is only payable to a non-employee Director and will not be paid while Mr. Rade serves as Acting Chief Executive Officer of the Company.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are presently Messrs. Fingerhood, Mitchell and Newkirk. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2005 an officer or employee of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

None of the Company’s executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of I-many or member of I-many’s Compensation Committee.

Certain Transactions

There were no transactions or series of similar transactions during 2005 or any currently proposed transactions to which I-many was a party, in which the amount involved exceeded $60,000 and which involved any director, director nominee, executive officer or 5% stockholder of I-many, or any member of the immediate family of any of those persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the common stock of the Company to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2005 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for:

•	setting the compensation of the Chief Executive Officer;

•	approving the compensation of other officers and key employees; and

•	administering the issuance of stock options and other equity-based awards to the Company’s officers and other employees under the Company’s stock incentive plans.

The Compensation Committee’s Philosophy

Our philosophy on establishing executive compensation continues to be to foster a high performance culture that motivates and retains high-performing executives. In implementing this philosophy, we establish executive compensation policies based on current corporate performance; the potential for future performance gains; whether stockholder value has been or will be enhanced; and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. Subject to the provisions of any long-term agreement we may have with an employee, we seek to evaluate these factors for each executive officer on an annual basis, including consideration of the contribution made by each executive officer over the prior fiscal year. I-many’s compensation package for its officers generally includes a combination of an annual salary and bonus and, depending on the package of options already held by the employee, an additional stock option grant. In the case of one current executive, we have also granted shares of restricted stock, and in the future we may use restricted stock as an alternative to stock options. We believe that our executive compensation provides an overall level of compensation that is competitive with companies in our industry of comparable size and complexity.

In 2004, the Compensation Committee engaged Strategic Advancement, Inc. to provide it with an independent evaluation and analysis of I-many’s compensation practices for executives. This evaluation and analysis was completed in late March 2004. In October 2004, following the adoption of a resolution by the Company’s stockholders at their 2004 annual meeting, the Compensation Committee engaged Compensation Resources, Inc. to provide it with an independent evaluation and analysis of I-many’s then-current and past compensation practices for executives and directors. This second report is included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 31, 2004 and is available on the Company’s website, www.imany.com. After the Compensation Committee was re-constituted in August 2005, it commissioned Compensation Resources, Inc. to update its previous analysis for current market conditions. The Compensation Committee took into consideration the results of these analyses when determining 2005 and 2006 compensation, and will do so again when determining future compensation and incentive awards made to members of I-many’s senior management team and its directors.

Base Salary.  In determining base salaries, we take into consideration competitive market conditions in the employee’s relevant market, each individual’s role and responsibilities in the organization, and, for employees with a performance record at the Company, an evaluation of the employee’s performance in the prior year. In 2005, the base salaries of each of A. Leigh Powell and Yorgen H. Edholm, our former Chief Executive Officer and former Acting Chief Executive Officer, respectively, remained $250,000, unchanged from the prior two years. The base salaries of other executive officers increased from 2004 to 2005 and again from 2005 to 2006, based on the Compensation Committee’s assessment of market conditions and the value of these executives’ contributions to the Company.

Bonus.  We seek to set bonuses so that total salary and bonus compensation to our officers is above the median for cash compensation paid by comparable companies. The ranges of bonuses reflect the individual’s specific responsibilities, experience and overall performance as well as performance of the Company during the year. In 2005 we paid our executive officers quarterly and year-end cash bonuses based on pre-determined Company and individual performance goals, defined in individual bonus plans. Each individual plan contained individual and company-wide performance metrics tied to the Company’s budget, revenue goals and profitability goals. After the 2005 plans were approved, no component of executive officer bonus compensation was discretionary. For 2006, the Compensation Committee established new bonus plans for executive officers, taking into consideration the Company’s 2005 budget and revenue and profitability goals, as well as the findings of the independent compensation consultants commissioned in the prior year.

Stock Options.  The use of stock options is a significant element of the compensation packages of the Company’s officers and, to a lesser extent, other employees. The timing of new grants depends upon a number of factors, including the officers’ or employees’ current stock and option holdings and such other factors as the Compensation Committee, generally in consultation with the Chief Executive Officer, deems relevant. These grants reflect the individual’s specific responsibilities, experience and overall performance as well as the performance of I-many during the year. We generally seek to set option grants that will meaningfully align the executive’s financial interests with the stockholders’ interest in an increasing market price for our common stock. The Board of Directors and the Compensation Committee granted no new stock options to executive officers in 2005 (although Mr. Edholm received an automatic grant of an option for 62,500 shares upon his election as a director, before he became an executive officer). The decision not to award new options in 2005 reflected the Compensation Committee’s belief that the number of option shares held by executive officers during the past year, and their respective exercise prices, were already adequate to compensate the officers appropriately for positive stock performance and to align their interests with those of stockholders.

CEO Compensation.  The Compensation Committee left Mr. Powell’s base salary unchanged for the three past years and did not increase the Chief Executive Officer’s base salary for Mr. Edholm when he assumed the duties of Acting Chief Executive Officer. As discussed above, Mr. Powell received quarterly and year-end bonus payments determined strictly according to the attainment of pre-determined, quantitative individual and company performance goals. He received no new stock option awards in 2005. Mr. Edholm did not have a bonus plan while serving as Acting Chief Executive Officer; however, the Compensation Committee awarded him a cash bonus of $85,000 for 2005 performance, based on the Compensation Committee’s discretionary determination that his performance and effort during five months in office, based on subjective measurement criteria, in addition to his willingness to assume Chief Executive Officer responsibilities on short notice, merited a bonus toward the high end of a potential annual target of $200,000, which the Committee then pro rated for the length of his time served. The Compensation Committee intends to establish an objective program of Chief Executive Officer compensation during 2006, in connection with its process for hiring a permanent Chief Executive Officer of the Company, for which neither Mr. Edholm nor Mr. Rade is a candidate.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated officers. Compensation above $1,000,000 may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code. Based on the compensation awarded to the chief executive officer and the other named officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. Nevertheless, the Compensation Committee reserves the right to grant compensation above the limits of Section 162(m) if it determines that doing so would be in the best interests of the stockholders.

By the Compensation Committee:

Steven L. Fingerhood
Mark R. Mitchell
Karl E. Newkirk

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter which was revised and restated in January 2006 and is attached as an appendix to this Proxy Statement. The members of the Audit Committee are independent directors, as defined by the Audit Committee charter and the rules of the Nasdaq Stock Market. The Audit Committee held six meetings during 2005.

The Audit Committee reviewed the Company’s audited financial statements for 2005 and discussed these financial statements with management. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

During 2005 and 2006 (to date), the Audit Committee reviewed and evaluated, and discussed with management, internal accounting and financial personnel and BDO Seidman, LLP, the Company’s independent registered public accountant for 2005, the following:

•	the plan for, and the independent registered public accounting firm’s report on, the Company’s 2005 financial statements,

•	changes in the Company’s accounting practices, principles, controls or methodologies,

•	significant developments or changes in accounting rules applicable to the Company,

•	terms of engagement of the Company’s independent registered public accounting firm, and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with the Company’s independent registered public accounting firm for 2005. SAS 61 requires the Company’s independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	Significant accounting policies,

•	Management judgments and accounting estimates,

•	Audit adjustments,

•	The judgments about the quality of the Company’s accounting principles as applied in its financial reporting, and

•	Other information in documents containing audited financial statements.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires independent registered public accounting firm to disclose in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the audited financial statements and the representations and information provided by management, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

By the Audit Committee:

Reynolds C. Bish
Mark R. Mitchell
Karl E. Newkirk

Audit Fees and Other Matters

Audit Fees

BDO Seidman, LLP, the Company’s independent registered public accounting firm, billed the Company an aggregate of (a) $536,000 in fees for professional services rendered by such firm in connection with the audit of the Company’s financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2005 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2005 and (b) $474,000 in fees for professional services rendered by such firm in connection with the audit of the Company’s financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2004.

Audit-Related Fees

In 2005, BDO Seidman, LLP billed the Company (a) $17,000 in fees in connection with the audit of I-many’s 401(k) Retirement Plan for the fiscal year ended December 31, 2004, and (b) $24,000 in fees in connection with the Company’s responses to SEC comment letters. In 2004, BDO Seidman, LLP billed the Company $15,000 in fees in connection with the audit of I-many’s 401(k) Retirement Plan for the fiscal year ended December 31, 2003.

Tax Fees

BDO Seidman, LLP billed the Company an aggregate of $68,000 in fees for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2005 and $57,000 in fees for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2004.

All Other Fees

None.

Pre-Approval Policies and Procedures

Pursuant to policies approved by the Audit Committee, the Company may not engage its independent registered public accounting firm to render any service unless the service is approved in advance by the Audit Committee or the services fall into any of the following categories:

•	The chairman of the Audit Committee may pre-approve any such audit or non-audit service; provided that the chairman is required to report on such approval at the next regularly scheduled meeting of the Audit Committee.

•	From time to time, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months. At the time such pre-approval is granted, the Audit Committee shall:

•	identify the particular pre-approved services in a sufficient level of detail so that management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services; and

•	establish a monetary limit with respect to each particular pre-approved service, which limit shall not be exceeded without obtaining further pre-approval under these procedures.

•	At each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm shall report to the Audit Committee regarding each service actually provided to the Company pursuant to this paragraph.

During 2005, none of the foregoing audit and audit-related services were approved by the Audit Committee pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C).

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return on I-many’s common stock with The Nasdaq National Market Index (U.S. companies) and Morgan Stanley High Tech Index for the period from January 1, 2001 to December 31, 2005. The comparison assumes that $100 was invested on January 1, 2001 in I-many’s common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. Stock price performance, presented for the period from January 1, 2001 through December 31, 2005, is not necessarily indicative of future results.

Stock/Index	1/01/01	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
I-many Common Stock	100.00	77.59	11.42	8.04	12.06	11.26
Nasdaq National Market Index	100.00	79.08	55.95	83.35	90.64	92.73
Morgan Stanley High Tech Index	100.00	78.17	57.65	79.18	89.59	100.60

PROPOSAL 2

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2006. BDO Seidman, LLP has served as the independent registered public accounting firm of the Company since April 2, 2004. The stockholders will be asked to ratify the appointment of BDO Seidman, LLP at the Annual Meeting. Although stockholder approval of the Audit Committee’s selection of BDO Seidman, LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify the selection. If the proposal is not approved by the stockholders at the Annual Meeting, the Audit Committee may reconsider its selection. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions from stockholders.

As recommended by the Company’s Audit Committee of the Board of Directors, the Board of Directors engaged BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for 2004. The appointment of BDO became effective on April 2, 2004, the date upon which BDO accepted the appointment.

During I-many’s two most recent fiscal years and through April 2, 2004, I-many did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on I-many’s financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

On March 2, 2004, Deloitte & Touche LLP (“Deloitte”), I-many’s former independent registered public accounting firm, informed I-many that Deloitte would decline to stand for re-election as the Company’s independent registered public accounting firm after completion of Deloitte’s audit of the Company’s December 31, 2003 consolidated financial statements. Deloitte resigned effective March 30, 2004.

Deloitte’s reports on I-many’s 2002 and 2003 consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s reports contained explanatory paragraphs relating to (1) the application of procedures relating to certain disclosures and reclassifications of financial statement amounts that related to the 2001 and 2000 financial statements that were audited by another independent registered public accounting firm that had ceased operations and for which Deloitte had expressed no opinion or other form of assurance other than with respect to such disclosures and (2) an explanatory paragraph relating to the Company’s restatement of the statement of cash flows for the year ended December 31, 2003, included in the Company’s 2005 Annual Report on Form 10-K.

Deloitte advised the Company’s Audit Committee on January 29, 2004, in connection with the December 31, 2003 audit, that (1) there were two disagreements on matters of accounting principles and practices during the Company’s two most recent fiscal years which would have caused Deloitte, with respect to the disagreement occurring in 2002, to make reference thereto in Deloitte’s report on the Company’s December 31, 2002 consolidated financial statements had it not been resolved to Deloitte’s satisfaction, and with respect to the disagreement occurring in 2003, Deloitte would make reference thereto in Deloitte’s report on the Company’s December 31, 2003 consolidated financial statements had it not been resolved to Deloitte’s satisfaction, as departures from accounting principles generally accepted in the United States of America, and (2) Deloitte had identified a deficiency in the Company’s internal control that Deloitte considered to be a “material weakness” under standards established by the American Institute of Certified Public Accountants. Deloitte discussed each of these matters with the Company’s Audit Committee and management. These matters were:

A. During 2003, Deloitte identified a material adjustment to software license revenue included in the draft of the Company’s September 30, 2003 unaudited consolidated financial statements presented for Deloitte’s review in connection with the Company’s September 30, 2003 Quarterly Report on Form 10-Q, based on Deloitte’s interpretation of the terms of a customer contract. In discussions of this matter, the Company’s management and its Audit Committee expressed a difference of opinion with Deloitte before accepting Deloitte’s position.

B. During 2002, Deloitte identified a material adjustment to software license revenue included in the draft of the Company’s June 30, 2002 unaudited consolidated financial statements presented for Deloitte’s review in connection with the Company’s June 30, 2002 Quarterly Report on Form 10-Q, based on Deloitte’s interpretation of the terms of a reseller contract. In discussions of this matter, the Company’s management and its Audit Committee expressed a difference of opinion with Deloitte before accepting Deloitte’s position.

Because of the adjustments to revenue described in paragraphs A and B above and other issues relating to the Company’s revenue contracts, which were resolved to Deloitte’s satisfaction, Deloitte concluded that a material weakness existed in the Company’s system of internal control as it relates to revenue recognition and contracting practice. As a result of this notification, the Company expanded its formal contract review procedures during the preparation of financial statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR I-MANY FOR THE YEAR ENDING DECEMBER 31, 2006.

OTHER MATTERS

The Board of Directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Annual Report to Stockholders

The Annual Report of I-many for the year ended December 31, 2005, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Deadline for Submission of Stockholder Proposals

The Company expects to hold its 2007 Annual Meeting in May 2007 and to mail its proxy statement in connection therewith by April 12, 2007. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal offices of the Company no later than December 13, 2006. If a stockholder of the Company wishes to present a proposal at the 2007 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2007 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2007 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders of the Company in the same manner. The date of our 2007 Annual Meeting of Stockholders has not yet been established, but assuming it is held on May 24, 2007, in order to comply with the time periods set forth in our by-laws, appropriate notice for the 2007 Annual Meeting would need to be provided to our corporate Secretary no earlier than February 23, 2007 and no later than March 25, 2007. If a stockholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company’s Annual Report on Form 10-K may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document if you write or call the Company at the address set forth above. If you want separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

By Order of the Board of Directors,

John A. Rade
President and Chief Executive Officer

Edison, New Jersey
April 10, 2006

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix

I-MANY, INC.

AUDIT COMMITTEE CHARTER
(Revised January 26, 2006)

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1. Number.  Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence.  Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by such rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair.  Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation.  The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal.  Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s registered public accounting firm (the “independent auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditors are responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditors

1. Selection.  The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence.  The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation.  The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services.  The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight.  The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6. Review and Discussion.  The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7. Recommendation to Board Regarding Financial Statements.  The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8. Audit Committee Report.  The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements.  The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10. Oversight.  The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11. Risk Management.  The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

12. Procedures for Complaints.  The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13. Related-Party Transactions.  The Audit Committee shall review all related party transactions (defined as a transaction required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved or rejected by the Audit Committee.

14. Additional Powers.  The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1. Meetings.  The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees.  The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances (including a subcommittee consisting of a single member). Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board.  The Audit Committee shall report regularly to the Board of Directors.

4. Charter.  At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors.  The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

I-MANY, INC.
ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, MAY 25, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE COMPANY.
     The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints John A. Rade and Robert G. Schwartz, Jr. (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of I-many, Inc. (the “Company”) to be held on May 25, 2006, and any adjourned or postponed session thereof, and there to vote and act, as indicated, upon the matters on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.
     Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any such shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

☑	Please mark

votes as in

this example.
1.	To elect the following persons as directors for one-year terms:
(1)	Reynolds C. Bish

(2)	Yorgen H. Edholm

(3)	Steven L. Fingerhood

(4)	Murray B. Low

(5)	Mark R. Mitchell

(6)	Karl E. Newkirk

(7)	John A. Rade

FOR
all nominees
(except as marked to	WITHHOLD
the contrary below)	AUTHORITY
☐	☐
NOTE: IF YOU DO NOT WISH YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR” BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.
2.	To ratify the selection of BDO Seidman, LLP as the Company’s independent auditors for the current fiscal year.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
Stockholder(s) sign here                                          Date

NOTE:	Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.